                                                                     Exhibit 4.1


NUMBER                                                                  SHARES
UNCA

                                  [UNICA LOGO]

                                UNICA CORPORATION
              Incorporated under the laws of the State of Delaware

COMMON STOCK                                                        COMMON STOCK

                                                           CUSIP [____________ ]
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS




This certifies that




is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

UNICA CORPORATION (the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:


/s/ Yuchun Lee                            [Seal]      /s/ Richard M. Darer
Chairman of the Board                                 Chief Financial Officer

Countersigned and Registered:

WACHOVIA BANK, N.A.

Transfer Agent and Registrar

By: __________________________
    Authorized Signature

                                UNICA CORPORATION

      The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder who so requests in writing, a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT  -    ________________ Custodian __________________
                                                                         (Cust)                     (Minor)
TEN ENT - as tenants by the entireties                                under Uniform Gifts to Minors Act ___________
                                                                                                          (State)
JT TEN  - as joint tenants with right of
          survivorship and not as
          tenants in common


     Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________            __________________________________________
                                                      Signature

                                      __________________________________________


                                      THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATSOEVER.

                                      SIGNATURE(S) MUST BE GUARANTEED BY AN
                                      ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17Ad-15

Signature Guaranteed: